Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.
Exhibit 10.2
SERITAGE GROWTH PROPERTIES
February 28, 2019
Transform SR Operations LLC
Transform KM Operations LLC
c/o ESL Investments, Inc.
1170 Kane Concourse, Suite 200
Bay Harbor Islands, FL 33154
Ladies and Gentlemen:
Reference is made to that certain Master Lease of even date herewith (the “Master Lease”) by and among Seritage SRC Finance LLC and Seritage KMT Finance LLC (together with their successors and assigns, collectively, jointly and severally, “Landlord”), and Transform SR Operations LLC (“Sears Tenant”) and Transform KM Operations LLC (“Kmart Tenant”) (together with their permitted successors and assigns, collectively, jointly and severally, “Tenant”).
The parties hereby acknowledge and agree that the following Schedules which are attached to and described in this letter (“Side Letter”) shall constitute the respective Schedules referred to in the Master Lease, and each of such Schedules is hereby, and for all purposes shall be deemed to have been, incorporated as a part of the Master Lease as if fully set forth therein. Capitalized terms not otherwise defined herein shall have the meaning as set forth in the Master Lease. The respective Schedules are:
1.	Schedule 1.7(c):	Preliminary Recapture Plans that the parties to the Master Lease have agreed upon.

2.	Schedule 2:	Base Rent Adjustment.

3.	Schedule 4.5:	Installment Expenses.

4.	Schedule 20.3:	Initial Environmental Remediation

The parties acknowledge and agree that they have endeavored to provide accurate information in Schedule 2, Schedule 4.5 and Schedule 20.3 but that such schedules and, as applicable, corresponding information in the Master Lease based on such schedules shall be subject to revision as mutually agreed by the parties if the parties reasonably and in good faith determine that such schedules did not reflect accurate information as to the matters referenced therein.
This Side Letter shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

If the above-referenced terms are acceptable to you, please counter execute where provided for below and return the same to the undersigned. The fully executed Side Letter will also serve to supplement the Master Lease to add the information included on the Schedules described herein, and as so supplemented, the Master Lease shall continue in full force and effect on all of the same terms and conditions. For purposes hereof, transmission by email will be binding as if original.
[signature page follows]

IN WITNESS WHEREOF, this Side Letter has been executed and delivered by the parties set forth above.

Tenant:

TRANSFORM SR OPERATIONS LLC

By:	/s/ Harold Talisman
	Name:	Harold Talisman
	Title:	Authorized Signatory

TRANSFORM KM OPERATIONS LLC

By:	/s/ Harold Talisman
	Name:	Harold Talisman
	Title:	Authorized Signatory

Transform — RE — Seritage Master Lease Side Letter

Landlord:

SERITAGE KMT FINANCE LLC

By:	/s/ Benjamin Schall
	Name:	Benjamin Schall
	Title:	President

SERITAGE SRC FINANCE LLC

By:	/s/ Benjamin Schall
	Name:	Benjamin Schall
	Title:	President

Transform — RE — Seritage Master Lease Side Letter

SCHEDULE 1.7(c)
PRELIMINARY RECAPTURE PLANS

[**]

SCHEDULE 2
BASE RENT ADJUSTMENT

	Site	Type	City	State	SHC SF	SHC Base Rent Adjustment	EBITDA Loss	Lands' End SF	Lands' End Rent	Total SHC and Lands' End SF	Total Base Rent Adjustment Plus Lands' End Rent	Occurance of Multi-Tenancy Occupancy Date (Y/N)	Total SF (including all third-party leases)	Tenant's Proportionate Share	Updated Proportionate Share
1	1206	Sears	N Little Rock	AR	160,492	[**]		-	[**]			Y	185,718	[**]
2	2218	Sears	Prescott	AZ	102,338			-				N	102,338
3	7653	K-Mart	Big Bear Lake	CA	69,288			-				Y	80,008
4	1358	Sears	Chula Vista	CA	250,092			-				N	250,092
5	1208	Sears	Fresno	CA	217,566			-				N	217,566
6	7390	K-Mart	McKinleyville	CA	94,774			-				N	94,774
7	1748	Sears	Montclair	CA	174,675			-				N	174,675
8	1868	Sears	Moreno Valley	CA	169,371			-				N	169,371
9	1168	Sears	North Hollywood	CA	86,954			-				Y	150,982
10	1968	Sears	Palm Desert	CA	136,464			-				N	136,464
11	3678	K-Mart	Ramona	CA	86,988			-				Y	107,470
12	1298	Sears	Riverside	CA	202,030			-				Y	214,230
13	1688	Sears	Salinas	CA	132,974			-				N	132,974
14	1398	Sears	San Bernardino	CA	264,682			-				N	264,682
15	1478	Sears	San Bruno	CA	267,896			8,698				N	276,594
16	1488	Sears	San Jose	CA	262,491			-				N	262,491
17	2088	Sears	Santa Maria	CA	108,596			-				N	108,596
18	7639	K-Mart	Santa Paula	CA	71,257			-				N	71,257
19	1108	Sears	Temecula	CA	65,184			-				Y	115,636
20	1148	Sears	Ventura	CA	171,874			6,691				N	178,565
21	1189	Sears	West Covina	CA	142,000			-				N	142,000
22	7725	K-Mart	Rehoboth Beach	DE	65,150			-				Y	126,908
23	7321	K-Mart	Bradenton	FL	82,938			-				N	82,938
24	1495	Sears	Ft. Myers	FL	146,792			-				N	146,792
25	1345	Sears	Hialeah	FL	184,442			-				Y	199,453
26	1365	Sears	Miami	FL	170,122			-				N	170,122
27	4355	K-Mart	St. Petersburg	FL	120,631			-				N	120,631
28	9220	K-Mart	Algona	IA	99,260			-				N	99,260
29	7767	K-Mart	Charles City	IA	96,569			-				N	96,569
30	1212	Sears	North Riverside	IL	119,586			-				Y	203,001
31	1053	Sears	Saugus	MA	139,402			5,565				Y	210,427
32	7713	K-Mart	Edgewater	MD	117,162			-				N	117,162
33	4353	K-Mart	Minot	ND	108,110			-				Y	110,413
34	1313	Sears	Nashua	NH	167,082			-				N	167,082
35	1668	Sears	Las Vegas	NV	66,135			-				Y	150,793
36	7676	K-Mart	Sidney	NY	94,428			-				N	94,428
37	1410	Sears	Canton	OH	210,384			8,979				N	219,363
38	7477	K-Mart	Marietta	OH	87,543			-				N	87,543
39	3243	K-Mart	North Canton	OH	84,180			-				Y	87,114
40	3142	K-Mart	Tallmadge	OH	84,180			-				N	84,180
41	3911	K-Mart	Columbia	PA	86,721			-				N	86,721
42	7699	K-Mart	Lebanon	PA	117,162			-				N	117,162
43	3954	K-Mart	Walnutport	PA	121,159			-				N	121,159
44	7788	K-Mart	Bayamon	PR	114,600			-				Y	115,191
45	1085	Sears	Caguas	PR	138,686			-				N	138,686
46	1925	Sears	Carolina	PR	198,009			-				N	198,009
47	7768	K-Mart	Guaynabo	PR	57,697			-				Y	213,624
48	3882	K-Mart	Mayaguez	PR	118,242			-				N	118,242
49	7741	K-Mart	Ponce	PR	126,887			-				N	126,887
50	1127	Sears	Shepherd	TX	201,700			-				N	201,700
51	1284	Sears	Alexandria	VA	252,504			9,608				N	262,112
			Total		7,015,449	32,594,993	(11,979,910)	39,541	375,915	7,054,990	32,970,908		7,710,155

SCHEDULE 4.5
INSTALLMENT EXPENSES

	Site	Type	City	State	Tenant's Proportionate Share	Updated Tenant's Proportionate Share	Estimated CAM	Estimated Taxes	Estimated Insurance	Estimated Utilities	Other Operating Expenses	Total
1	1206	Sears	N Little Rock	AR	[**]
2	2218	Sears	Prescott	AZ
3	7653	K-Mart	Big Bear Lake	CA
4	1358	Sears	Chula Vista	CA
5	1208	Sears	Fresno	CA
6	7390	K-Mart	McKinleyville	CA
7	1748	Sears	Montclair	CA
8	1868	Sears	Moreno Valley	CA
9	1168	Sears	North Hollywood	CA
10	1968	Sears	Palm Desert	CA
11	3678	K-Mart	Ramona	CA
12	1298	Sears	Riverside	CA
13	1688	Sears	Salinas	CA
14	1398	Sears	San Bernardino	CA
15	1478	Sears	San Bruno	CA
16	1488	Sears	San Jose	CA
17	2088	Sears	Santa Maria	CA
18	7639	K-Mart	Santa Paula	CA
19	1108	Sears	Temecula	CA
20	1148	Sears	Ventura	CA
21	1189	Sears	West Covina	CA
22	7725	K-Mart	Rehoboth Beach	DE
23	7321	K-Mart	Bradenton	FL
24	1495	Sears	Ft. Myers	FL
25	1345	Sears	Hialeah	FL
26	1365	Sears	Miami	FL
27	4355	K-Mart	St. Petersburg	FL
28	9220	K-Mart	Algona	IA
29	7767	K-Mart	Charles City	IA
30	1212	Sears	North Riverside	IL
31	1053	Sears	Saugus	MA
32	7713	K-Mart	Edgewater	MD
33	4353	K-Mart	Minot	ND
34	1313	Sears	Nashua	NH
35	1668	Sears	Las Vegas	NV
36	7676	K-Mart	Sidney	NY
37	1410	Sears	Canton	OH
38	7477	K-Mart	Marietta	OH
39	3243	K-Mart	North Canton	OH
40	3142	K-Mart	Tallmadge	OH
41	3911	K-Mart	Columbia	PA
42	7699	K-Mart	Lebanon	PA
43	3954	K-Mart	Walnutport	PA
44	7788	K-Mart	Bayamon	PR
45	1085	Sears	Caguas	PR
46	1925	Sears	Carolina	PR
47	7768	K-Mart	Guaynabo	PR
48	3882	K-Mart	Mayaguez	PR
49	7741	K-Mart	Ponce	PR
50	1127	Sears	Shepherd	TX
51	1284	Sears	Alexandria	VA
Total

SCHEDULE 20.3
REIT ENVIRONMENTAL COST ESTIMATION SUMMARY

Schedule 20.3
Environmental Cost Estimation
Summary

SEARS or KMART UNIT NUMBER	City	State	Firm Performing Due Diligence	Phase I Complet ed (Y/N)	Phase II Complet ed (Y/N)	Notes and Conditions of Environmental Issues Identified (For more detail, refer to the Phase I and II Environmental Site Assessment Reports for each location)	Anticipated Scope of Work to Address Environmental Issues	Estimated Date to Begin Remedial Efforts (To begin Within either 3 or 6 months Post Closing*)	Projected Duration in Months of Remedial Efforts Based on Data Compiled to Date (Duration May Vary Pending Approved SOW)	Potential Delays or other Assumptions[1,2,3,4]	Current Escrow Balance
1053	Saugus	MA	BBJ Group	YES	YES	[**]		3 months	12	[**]
1108	Temecula	CA	Terracon	YES	YES			3 months	6
1212	North Riverside	IL	Terracon	YES	YES			3 months	6
1284	Alexandria	VA	BBJ Group	YES	YES			6 months	48

Schedule X Environmental Cost Estimation Summary - 1

SEARS or KMART UNIT NUMBER	City	State	Firm Performing Due Diligence	Phase I Complet ed (Y/N)	Phase II Complet ed (Y/N)	Notes and Conditions of Environmental Issues Identified (For more detail, refer to the Phase I and II Environmental Site Assessment Reports for each location)	Anticipated Scope of Work to Address Environmental Issues	Estimated Date to Begin Remedial Efforts (To begin Within either 3 or 6 months Post Closing*)	Projected Duration in Months of Remedial Efforts Based on Data Compiled to Date (Duration May Vary Pending Approved SOW)	Potential Delays or other Assumptions[1,2,3,4]	Current Escrow Balance
1345	Hialeah	FL	AECOM	YES	YES	[**]		6 months	48	[**]
1365	Miami/Southland	FL	AECOM	YES	YES			6 months	39
1478	San Bruno	CA	Terracon	YES	YES			3 months	100
1488	San Jose	CA	Terracon	YES	YES			6 months	40
1495	Ft Myers	FL	AECOM	YES	YES			6 months	35

Schedule X Environmental Cost Estimation Summary - 2

SEARS or KMART UNIT NUMBER	City	State	Firm Performing Due Diligence	Phase I Complet ed (Y/N)	Phase II Complet ed (Y/N)	Notes and Conditions of Environmental Issues Identified (For more detail, refer to the Phase I and II Environmental Site Assessment Reports for each location)	Anticipated Scope of Work to Address Environmental Issues	Estimated Date to Begin Remedial Efforts (To begin Within either 3 or 6 months Post Closing*)	Projected Duration in Months of Remedial Efforts Based on Data Compiled to Date (Duration May Vary Pending Approved SOW)	Potential Delays or other Assumptions[1,2,3,4]	Current Escrow Balance
4353	MINOT	ND	Terracon	YES	YES	[**]		6 months	35	[**]
7321	BRADENTOWN	FL	AECOM	YES	YES			6 months	16
										$2,667,927.55

Schedule X Environmental Cost Estimation Summary - 4

Notes:
1.
Regulator Response: To complete the closure process of a reported spill, closure documentation will be submitted to the respective state regulator. Regulator response to reporting and correspondence can vary (sometimes up to 12 months). A delayed response from the respective regulator may delay to closure of a site beyond the anticipated closure date provided above.

2
Complex Groundwater (GW) Regulation: State environmental regulations can vary from one state to the other; however, it is typical for cleanup guidance of groundwater impacts to be lengthy and more stringent.

3	Potential Comingling: Two more RECs are identified as having subsurface impacts, as such, the impacts may have comingled making delineation efforts morecomplex.
4
Source Identification: COCs identified at the REC are disconnected from the one another. i.e., solvents are not used in underground hydraulic lift components; therefore, if solvents are found in the immediate vicinity of an UHL, it is possible for the true source of impacts to be undefined.

5	Remediation costs represent 110% of the costs referenced in the Recommendations Letters.
–	The schedule provided above is a summary of findings based on the Phase I and II Environmental Site Assessments, which incorporates all of the reports by reference, and nothing in the schedule supersedes the findings in the reports.
–	Costs to clean up were triggered when any COC was detected above applicable State remediation/screening levels based on site use.
–	The scope of work summarized above assumes that spill reporting is required for each exceedance in every state. However, reporting obligations will be re-evaluated during the SOW preparation at the onset of each project. Should reporting be deemed unnecessary, remediation will continue without the oversight of a State regulator.

* Closing of the prior Master Lease
Abbreviations:
ASTM	American Society for Testing and Materials
COC	constituent of concern
LUST	Leaking Underground Storage Tank
NFA	No Further Action
ND	Constituent not detected in laboratoryanalysis
OWS	Oil Water Separator
PCB	Polychlorinated Biphenyls
PCE	tetrachloroethelene
REC	Recognized Environmental Condition
SL	Screening levels
SRP	Site Remediation Program
TCE	Trichloroethene
TPH	Total Petroleum hydrocarbons
UHL	Underground Hydraulic Lift
UST	Underground Storage Tank
VOC	Volatile organic compounds

Schedule X Environmental Cost Estimation Summary - 5